UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2026
CARTER BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	001-39731	85-3365661
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)
1300 Kings Mountain Road, Martinsville, Virginia 24112
(Address of Principal Executive Offices) (Zip Code)
(276) 656-1776
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CARE	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01. - Other Events.
On March 26, 2026, Carter Bankshares, Inc. (the “Company”), the holding company of Carter Bank & Trust (the ”Bank”), announced that the Bank had completed the sale (the “Transaction”) of all loans, subsequently reduced to judgments, related to various entities in which James C. Justice, II has an interest (such loans, subsequently reduced to judgments, the “Loans”). The Transaction was completed as an absolute, “as-is, where-is” sale to an unaffiliated third party.
The Company received consideration of $289.48 million in cash in the Transaction. Immediately prior to the Transaction, the Loans had an outstanding aggregate principal amount of $209.48 million, all of the loans were nonperforming and on nonaccrual status, and the Company had recorded a specific reserve with respect to the Loans of $18.04 million as of December 31, 2025. For pro forma illustration purposes only, if the Transaction had been completed as of December 31, 2025, the Company would have reported total assets of approximately $4.95 billion, total loans of approximately $3.67 billion, an aggregate allowance for credit losses of approximately $53.46 million, or 1.46% of total loans, and total nonperforming loans of approximately $29.96 million, or 0.82% of total loans. For comparative purposes only, the Company previously reported as of December 31, 2025 total assets of $4.85 billion, total loans of $3.88 billion, an aggregate allowance for credit losses of approximately $71.49 million, or 1.84% of total loans, and total nonperforming loans of $243.98 million, or 6.29% of total loans.
Based solely on information available to the Company on the date hereof, the Company estimates that the Transaction will favorably impact the Company’s tangible book value per common share by approximately $3.49 per share.
The Company will provide additional information regarding the impact of the Transaction on the Company’s financial condition and results of operations in the Company’s earnings release and quarterly report on Form 10-Q, each with respect to the quarter ended March 31, 2026.
Important Note Regarding Unaudited Pro Forma Financial Information
This report contains certain unaudited pro forma financial information that is based on the historical financial statements of the Company after giving effect to the Transaction. The unaudited pro forma financial information was derived from, and should be read in conjunction with, the historical audited consolidated financial statements of the Company as of and for the year ended December 31, 2025, which are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and are incorporated herein by reference.
The unaudited pro forma financial information contained in this report is based on available preliminary financial information and certain assumptions that are believed to be reasonable as of the date of this report, and does not consider any potential effects of changes in market conditions, any asset dispositions other than the Transaction, or other factors discussed below under “Important Note Regarding Forward-Looking Statements.” In addition, the unaudited pro forma financial information is subject to adjustment and may vary significantly from the financial information that the Company reports as of and for the quarter ended March 31, 2026.
The unaudited pro forma financial information is presented for illustrative purposes only and does not purport to project the future financial position or operating results of the Company.
Important Note Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumptions that are difficult to predict and often are beyond the Company’s control. Although the Company believes the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Actual results may differ significantly from those expressed in or implied by these forward-looking statements.

The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements including, but not limited to the effects of: market interest rates and the impacts of market interest rates on economic conditions, customer behavior, and the Company’s net interest margin, net interest income, funding costs and its deposit, loan and securities portfolios; changes in accounting policies, practices, or guidance, for example, the Company’s adoption of Current Expected Credit Losses (“CECL”) methodology, including potential volatility in the Company’s operating results due to application of the CECL methodology; changes in the Company’s liquidity and capital positions; concentrations of loans secured by real estate, particularly CRE loans, and the potential impacts of changes in market conditions on the value of real estate collateral; and other factors described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. All risk factors and uncertainties described herein and therein should be considered in evaluating the Company’s forward-looking statements.
The Company cautions you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events are expressed in or implied by a forward-looking statement may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and the Company undertakes no obligation to update, revise or clarify any forward-looking statement to reflect developments occurring after the statement is made, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER BANKSHARES, INC.
(Registrant)

Date: March 26, 2026	By:	/s/ Litz H. Van Dyke
	Name:	Litz H. Van Dyke
	Title:	Chief Executive Officer